UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004
                                                         ----------------

                                  HAUSER, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0-17174                84-0926801
      ------------------          ----------------          --------------
       (State or other            (Commission File          (IRS Employer
         jurisdiction                  Number)              Identification No.)
      of incorporation)

       c/o Hauser, Inc.
     10990 Wilshire Blvd.                                      90024
                                                               -----
          16th Floor                                          Zip Code
       Los Angeles, CA
    (Address of principal
      executive offices)


Registrant's telephone number, including area code:         (310) 456-9395
                                                            --------------

Registrant's Former Address:                  840 Apollo Street, Suite 209
                                              El Segundo, California 90245
                                              ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 15, 2004, Hauser, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries filed the monthly operating report for the month ended September 30, 2004 with the Office of the United States Trustee (the "Trustee") pursuant to Bankruptcy Rule 2015 and the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "September Trustee's Report"). Pursuant to Rule 202 of Regulation S-T and the Company's continuing hardship exemption, the Company has manually filed with the Securities and Exchange Commission a copy of the September Trustee's Report under cover of Form SE.

Item 9.01. Financial Statements and Exhibits.

      99.1 Monthly Operating Report for the month ended September 30, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HAUSER, INC.

Dated:  October 25, 2004           By: /s/ Kenneth C. Cleveland
                                       -------------------------------------
                                       Name:   Kenneth C. Cleveland
                                       Title:  President and Chief Executive
                                               Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

      99.1 Monthly Operating Report for the month ended September 30, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 24, 2004.